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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 19, 1999 included in Viisage Technology, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



                                    /s/ Arthur Andersen LLP
                                    ---------------------------
                                    ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 1, 1999